UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 2003
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                          FRANKFORT FIRST BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-26360                 61-1271129
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation or Organization          File Number           Identification No.)



         216 W. Main Street, Frankfort, Kentucky               40601
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        (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:


             Exhibit 99        Press Release dated April 21, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On April 21, 2003, Frankfort First Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter and nine month periods ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANKFORT FIRST BANCORP, INC.


Date:    April 21, 2003            By: /s/ Don Jennings
                                       -----------------------------------------
                                       Don Jennings
                                       President and Chief Executive Officer